UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X] Preliminary proxy statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting Material pursuant to §14a-12

Name of Registrant as Specified in its Charter:

EQUITY LIFESTYLE PROPERTIES, INC.

Name of Person(s) Filing Proxy Statement if other than the Registrant:

N/A

Payment of filing fee (check the appropriate box):

[X]    No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:
[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

EQUITY LIFESTYLE PROPERTIES, INC.
Two North Riverside Plaza, Suite 800
Chicago, Illinois 60606

________________
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On November 25, 2013
________________

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Equity LifeStyle Properties, Inc., a Maryland corporation (the “Company”). The Special Meeting will be held on Monday, November 25, 2013, at 10:00 a.m. Central Time at Two North Riverside Plaza, Twenty-Fourth Floor, Chicago, Illinois 60606. At the Special Meeting, common stockholders of record at the close of business on October 4, 2013 (the “Record Date”) will be asked to:

Consider and vote upon a proposal to amend the Company’s charter to increase from 100,000,000 to 200,000,000 the number of shares of Common Stock the Company is authorized to issue.

Your vote is important to us. Whether or not you plan to attend the Special Meeting, we urge you to vote as soon as possible. Instructions on how to vote are contained in this Proxy Statement. Only common stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting, and at any adjournments or postponements of it. If you attend the Special Meeting, you may vote in person if you wish, even if you have previously voted. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Special Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.
Thank you for your continued support of Equity LifeStyle Properties, Inc.

By Order of the Board of Directors

Kenneth A. Kroot
Senior Vice President, General Counsel
and Secretary
October ___, 2013

IMPORTANT:  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE.  IN ADDITION TO VOTING IN PERSON, STOCKHOLDERS OF RECORD MAY  VOTE VIA A TOLL FREE TELEPHONE NUMBER OR OVER THE INTERNET AS INSTRUCTED IN THE PROXY CARD.  YOU MAY ALSO VOTE BY PROMPTLY MARKING, SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED.  PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BROKER OR OTHER INTERMEDIARY AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN A LEGAL PROXY FORM FROM THAT RECORD HOLDER.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON NOVEMBER 25, 2013.
The Company’s Proxy Statement for the Special Meeting, the proxy card and this notice are available at
http://www.astproxyportal.com/ast/26115.

Equity LifeStyle Properties, Inc.

EQUITY LIFESTYLE PROPERTIES, INC.
Two North Riverside Plaza, Suite 800
Chicago, Illinois 60606

PROXY STATEMENT

INTRODUCTION
This Proxy Statement contains information related to a Special Meeting of Stockholders (the “Special Meeting”) of Equity LifeStyle Properties, Inc., a Maryland corporation (“we”, “us”, “our” or the “Company”), which will be held on Monday, November 25, 2013, at 10:00 a.m. Central Time at Two North Riverside Plaza, Twenty-Fourth Floor, Chicago, Illinois 60606. The notice of special meeting, proxy statement and proxy card are being mailed to stockholders on or about October 21, 2013.
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
What is the Purpose of the Special Meeting?
At the Special Meeting, stockholders will vote on a proposal to amend the Company’s charter to increase from 100,000,000 to 200,000,000 the number of shares of Common Stock the Company is authorized to issue (the “Proposal”).
Who Is Entitled to Vote?
You will be entitled to vote your shares of Common Stock on the Proposals if you held your shares of Common Stock at the close of business on October 4, 2013 (the “Record Date”). As of the close of business on the Record Date, a total of 83,328,295 shares of Common Stock were outstanding and entitled to vote. Each share of Common Stock entitles its holder to cast one vote for each matter to be voted upon.
What Is Required to Hold the Special Meeting?
The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the Record Date will constitute a quorum permitting business to be conducted at the Special Meeting. If you have returned valid proxy instructions or you attend the Special Meeting and vote in person, your shares of Common Stock will be counted for purposes of determining whether there is a quorum, even if you abstain from voting on any or all matters introduced at the Special Meeting.

How Do I Vote?
Your vote is important. Stockholders can vote in person at the Special Meeting or by proxy. Stockholders have a choice of authorizing a proxy (i) over the internet by following the instructions on the proxy card, (ii) by using the toll-free telephone number listed on the proxy card or (iii) by completing a proxy card and mailing it in the postage-paid envelope provided. Please refer to the instructions on the proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you. If you vote over the internet or by telephone, you do NOT need to return your proxy card. If you authorize a proxy, the individuals named on the proxy card as representatives will vote your shares of Common Stock in the manner you indicate. You may specify whether your shares of Common Stock should be voted for or against, or abstained from voting on, the Proposal. Stockholders who wish to vote in person at the Special Meeting will need to obtain a proxy form from the broker, bank or other nominee that holds of record their shares of Common Stock.
Can I Change or Revoke My Proxy?
Yes, you may change your proxy at any time before the Special Meeting by timely delivery of a properly executed, later-dated proxy (including internet or phone proxy) or by voting in person at the Special Meeting. You may revoke your proxy by filing a written notice with our secretary at our address at any time before the Special Meeting. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and request that they be so suspended. However, attendance (without further action) at the Special Meeting will not by itself revoke a previously granted proxy.
What is the Board of Directors’ Recommendation?
If no instructions are indicated on your valid proxy, the representatives holding your proxy will vote in accordance with the recommendations of the Company’s Board of Directors. The Board of Directors unanimously recommends a vote:

•	FOR approval of the Proposal to amend the Company’s charter to increase from 100,000,000 to 200,000,000 the number of shares of Common Stock the Company is authorized to issue.
Pursuant to Maryland law and the Company’s Bylaws, the business transacted at the Special Meeting will be limited to the Proposal described above.
What Vote is Needed to Approve the Proposal?
The affirmative vote of the holders of record of two-thirds of all the votes entitled to be cast is required for approval of the amendment of the Company’s charter increasing from 100,000,000 to 200,000,000 the number of shares of Common Stock the Company is authorized to issue. In addition, a quorum must be present at the Special Meeting.
We will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum. However, abstentions will have the effect of votes against the Proposal. Broker “non-votes,” or proxies from brokers or nominees indicating that such broker or nominee has not received instructions from the beneficial owner or other entity entitled to vote such shares on a particular matter with respect to which such broker or nominee does not have discretionary voting power, will be treated in the same manner as abstentions for purposes of the Special Meeting. If you are a beneficial owner whose shares of Common Stock are held of record by a broker, your broker has discretionary voting authority under New York Stock Exchange (“NYSE”) rules to vote your shares on the Proposal even if the broker does not receive voting instructions from you. The Proposal, if approved, does not entitle any of the stockholders to appraisal rights under Maryland law.
How is My Vote Counted?
If you properly execute a proxy in the accompanying form, and if we receive it prior to voting at the Special Meeting, the shares of Common Stock that the proxy represents will be voted in the manner specified in the proxy. If no specification is made, the Common Stock will be voted “for” the Proposal to amend the Company’s charter to increase from 100,000,000 to 200,000,000 the number of shares of Common Stock the Company is authorized to issue. Pursuant to Maryland law and the Company’s Bylaws, the business transacted at the Special Meeting will be limited to the Proposal described above.
Who is Soliciting My Proxy?
This solicitation of proxies is made by and on behalf of the Board of Directors. We will pay the cost of solicitation of the proxies. We have retained American Stock Transfer and Trust Company, LLC to assist, at a de minimis cost, in the solicitation of proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees may solicit proxies personally or by telephone at a de minimis cost. In addition, the Company has engaged MacKenzie Partners, Inc. to act as its proxy solicitor and has agreed to pay it approximately $8,000 plus reasonable expenses for such services.
No person is authorized on our behalf to give any information or to make any representations with respect to the Proposal other than the information and representations contained in this Proxy Statement, and, if given or made, such information and/or representations must not be relied upon as having been authorized, and the delivery of this Proxy Statement shall not, under any circumstances, create any implication that there has been no change in our affairs since the date hereof.

PROPOSAL
APPROVAL OF AN AMENDMENT TO THE CHARTER INCREASING TO 200,000,000
THE NUMBER OF SHARES OF COMMON STOCK THE COMPANY IS AUTHORIZED TO ISSUE

The Board of Directors has approved an amendment to the Company’s charter increasing from 100,000,000 to 200,000,000 the number of shares of Common Stock the Company is authorized to issue and has directed that this Proposal be submitted for consideration at the Special Meeting.
At the time of its initial public offering in 1993, the Company’s charter authorized the Company to issue up to 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. In 2007, the Company amended its charter to increase from 50,000,000 to 100,000,000 the number of shares of Common Stock the Company was authorized to issue. On July 15, 2013, the Company effected a 2-for-1 stock split of its Common Stock in order to lower the price to attract a broader investor base and increase stock liquidity. The stock split increased the total number of outstanding shares of Common Stock from approximately 41,700,000 to 83,400,000.
As of the Record Date, there were approximately 83,328,295 shares of Common Stock issued and outstanding and an additional 10,635,608 shares of Common Stock were reserved for issuance upon the conversion of limited partnership units and preferred stock, and pursuant to the Company’s stock option and stock award plan, employee stock purchase plan and dividend reinvestment plan. In addition, 3,696,038 shares have been set aside for issuance pursuant to outstanding at-the-market offerings of Common Stock. This leaves only approximately 2,340,059 shares of Common Stock available for issuance. As a result, the Company may not have a sufficient number of authorized shares available for issuance in the future for capital raising activities, share splits and other general corporate purposes.
The Board of Directors believes that it is in the best interests of the Company to increase the number of authorized shares of Common Stock. The increase in authorized shares will provide flexibility with respect to future transactions, including acquisitions of other businesses or properties where the Company would have the option to use its Common Stock (or securities convertible into or exercisable for Common Stock, including limited partnership units) as consideration (rather than cash), financing future growth, financing transactions, repayment of debt, and other general corporate purposes. The Company does not have any present intention to issue Common Stock in the immediate future, but it does desire to have the flexibility to use Common Stock for transactions in a manner consistent with past practices, including the acquisition of additional properties, as described above. The additional shares will enable the Company to act quickly as opportunities arise and avoid the time consuming and costly need to hold a special meeting of stockholders in every case. The Board of Directors believes that, in the future, occasions may arise where the time required to obtain stockholder approval might adversely delay the Company’s ability to enter into a desirable transaction or deny it the flexibility to facilitate the effective use of its securities. Therefore, the failure to approve the Proposal could, in effect, prevent the Company from continuing the pursuit of effective strategies to access capital in the public and private markets. Authorized but unissued shares of Common Stock may be used by the Company from time to time as appropriate and opportune situations arise.
Stockholders of the Company will not have any preemptive rights with respect to the additional shares being authorized. No further approval by stockholders would be necessary prior to the issuance of any additional shares of Common Stock, except as may be required by law or applicable New York Stock Exchange rules. In certain circumstances, generally relating to the number of shares to be issued and the identity of the recipient, the rules of the NYSE require stockholder authorization in connection with the issuance of such additional shares. Subject to Maryland law and the rules of the New York Stock Exchange, the Board of Directors has the sole discretion to issue additional shares of Common Stock for such consideration as may be determined by the Board of Directors. The issuance of any additional shares of Common Stock may have the effect of diluting the percentage of stock ownership of present stockholders of the Company.
The Company has not proposed the increase to its authorized Common Stock with the intention of using the additional shares for anti-takeover purposes, although the Company could theoretically use the additional stock in the future to make it more difficult or to discourage an attempt to acquire control of the Company. As of this date, the Company is unaware of any pending or threatened effort to acquire control of the Company. Further, the submission of this Proposal is not part of any plan by the Board of Directors to engage in any transaction that would require the proposed increase.
If this Proposal is approved by the stockholders, the Company’s current charter will be amended to provide that the Company has the authority to issue up to 210,000,000 shares of stock, consisting of 200,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, each with a par value $0.01 per share. The Proposal does not change the number of authorized shares of Preferred Stock. The proposed amendment to the Company’s charter deletes Article V, Section 1 of the charter and replaces it with the following:
“SECTION 1. AUTHORIZED SHARES.    The total number of shares of stock which the Corporation has authority to issue is 210,000,000 shares, of which 200,000,000 shares are shares of Common Stock, $.01 par value per share (“Common Stock”) and 10,000,000 shares are shares of Preferred Stock, $.01 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $2,100,000.00.”
If the stockholders approve the Proposal, Articles of Amendment will be filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) and the amendment of the Company’s charter as described above will be effective upon the acceptance for record of the Articles of Amendment by the SDAT.
Vote Required
The affirmative vote of the holders of record of two-thirds of all votes entitled to be cast is necessary to approve the amendment of the charter increasing to 200,000,000 the number of shares the Company is authorized to issue.
Board Recommendation
The Board unanimously recommends a vote “FOR” approval of the amendment of the charter increasing to 200,000,000 the number of shares of Common Stock the Company is authorized to issue.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
This table sets forth information with respect to persons who are known to own more than 5% of the outstanding shares of the Company’s Common Stock as of June 30, 2013 (except as noted).

Name and Business Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
FMR LLC (2)	11,179,868	13.4%
82 Devonshire Street
Boston, Massachusetts 02109

The Vanguard Group, Inc. (3)	10,061,534	12.4%
100 Vanguard Blvd.
Malvern, Pennsylvania 19355

Samuel Zell and entities affiliated with Samuel Zell (4)	7,296,018	8.8%
Two North Riverside Plaza
Chicago, Illinois 60606

Vanguard Specialized Funds - Vanguard REIT Index Fund (5)	5,580,506	6.7%
100 Vanguard Blvd.
Malvern, Pennsylvania 19355

Cohen & Steers Inc. (6)	5,304,036	6.4%
280 Park Avenue
New York, NY 10017

BlackRock, Inc. (7)	4,275,166	5.1%
40 East 52nd Street
New York, New York 10022
________________________

(1)
MHC Operating Limited Partnership (the “Operating Partnership”) is the entity through which the Company conducts substantially all of its operations. Certain limited partners of the Operating Partnership own units of limited partnership interest (“OP Units”) which are convertible into an equivalent number of shares of Common Stock. In accordance with SEC regulations governing the determination of beneficial ownership of securities, the percentage of Common Stock beneficially owned by a person assumes that all OP Units held by the person are exchanged for Common Stock, that none of the OP Units held by other persons are so exchanged, that all options exercisable within 60 days of the Record Date to acquire Common Stock held by the person are exercised and that no options to acquire Common Stock held by other persons are exercised.

(2)
Pursuant to a Schedule 13F filed with the SEC for the quarter ended June 30, 2013, FMR LLC is the beneficial owner of 10,527,700 shares of Common Stock and has sole voting power over 652,168 shares of Common Stock and sole dispositive power over 10,527,700 shares of Common Stock.

(3)
Pursuant to a Schedule 13F filed with the SEC for the quarter ended June 30, 2013, The Vanguard Group, Inc. is the beneficial owner 9,921,806 shares of Common Stock and has sole voting power over 140,228 shares of Common Stock and sole dispositive power over 9,865,906 shares of Common Stock.

(4)
Includes Common Stock, OP Units that are exchangeable for Common Stock, and options to purchase Common Stock that are currently exercisable or exercisable within 60 days of the Record Date as set forth in the table below. A portion of these amounts have been pledged as security for certain loans.

	Common Stock	OP Units	Options
Samuel Zell	1,714,182	—	1,080,000
Samuel Zell Revocable Trust	201,102	—	—
Helen Zell Revocable Trust	8,000	—	—
SZJT Holdings, L.L.C.	—	196,542	—
SZKT Holdings, L.L.C.	—	196,542	—
SZMT Holdings, L.L.C.	—	196,548	—
Samstock, L.L.C.	892,000	—	—
Samstock/SZRT, L.L.C.	588,266	27,282	—
Samstock/ZGPI, L.L.C.	12,006	—	—
Samstock/ZFT, L.L.C.	17,774	—	—
Samstock/Alpha, L.L.C.	17,774	—	—
ZFTGT Holdings, L.L.C.	—	64,280	—
ZFTJT Holdings, L.L.C.	—	299,970	—
ZFTKT Holdings, L.L.C.	—	299,970	—
ZFTMT Holdings, L.L.C.	—	299,968	—
Zell General Partnership, Inc.	—	24,066	—
EGI Holdings, Inc.	—	1,159,746	—
TOTALS:	3,451,104	2,764,914	1,080,000
Mr. Zell does not have a pecuniary interest in the 8,000 shares of Common Stock shown above held by the Helen Zell Revocable Trust, the trustee of which is Helen Zell, Mr. Zell’s spouse.
The number in the table includes 939,554 shares of Common Stock and 2,737,632 OP Units in which Mr. Zell has a pecuniary interest, but with respect to which he does not have voting or dispositive power. These shares of Common Stock and OP Units are indirectly owned by trusts established for the benefit of Mr. Zell and his family, the trustee of which is Chai Trust Company, LLC (“Chai Trust”). Mr. Zell is not an officer or director of Chai Trust and does not have voting or dispositive power with respect to such Common Stock or OP Units. Mr. Zell disclaims beneficial ownership of such 939,554 shares of Common Stock and 2,737,632 OP Units, except to the extent of his pecuniary interest therein.

(5)
Pursuant to a Form N-Q filed with the SEC for the period ending April 30, 2013, Vanguard Specialized Funds - Vanguard REIT Index Fund is the beneficial owner of and has sole voting power over 5,580,506 shares of Common Stock.

(6)
Pursuant to a Schedule 13G filed with the SEC for the quarter ended June 30, 2013, Cohen & Steers Inc. is the beneficial owner of 5,304,036 shares of Common Stock and has sole voting power over 4,282,664 shares of Common Stock and sole dispositive power over 1,021,372 shares of Common Stock.

(7)
Pursuant to a Schedule 13F filed with the SEC for the quarter ended June 30, 2013, BlackRock Inc. is the beneficial owner of and has sole voting power and sole dispositive power over 4,275,166 shares of Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth, as of October 1, 2013, certain information with respect to the Common Stock and Preferred Stock that may be deemed to be beneficially owned by each director of the Company, by the named executive officers as of December 31, 2012 and by all such directors and executive officers as a group. The address for each of the directors and executive officers is c/o Equity LifeStyle Properties, Inc., Two North Riverside Plaza, Suite 800, Chicago, Illinois 60606. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with his or her spouse, with respect to the Common Stock shares set forth in the following table. Shares of Preferred Stock do not have voting rights.

Name of Beneficial Holder	Shares of Common Stock (1)	Common Stock Shares Upon Exercise of Options (2)	Total Shares of Common Stock	Percentage of Common Stock Class (3)	Depositary Shares (4)	Percentage of Preferred Stock Class
Philip Calian	84,000	—	84,000	*	5,000	*
David Contis	20,012	5,600	25,612	*	—	*
Thomas Dobrowski (5)	41,496	—	41,496	*	3,000	*
Thomas Heneghan (6)	322,596	—	322,596	*	40,000	*
Ellen Kelleher (7)	41,218	—	41,218	*	40,000	*
Roger Maynard	142,568	—	142,568	*	8,000	*
Marguerite Nader	65,958	—	65,958	*	16,000	*
Sheli Rosenberg (8)	573,811	—	573,811	*	28,000	*
Paul Seavey	17,372	—	17,372	*	1,500	*
Patrick Waite	9,000	—	9,000	*	—	*
Howard Walker	96,820	—	96,820	*	4,000	*
Gary Waterman	241,894	—	241,894	*	40,000	*
William Young	4,666	—	4,666	*	—	*
Samuel Zell (9)	6,216,018	1,080,000	7,296,018	8.8%	188,000	3.5%
Directors and Executive Officers as a group (14 persons)	7,877,429	1,085,600	8,963,029	10.8%	373,500	6.9%
____________
* Less than 1%

(1)	The shares of Common Stock beneficially owned includes OP Units that can be exchanged for an equivalent number of shares of Common Stock.

(2)	The amounts shown in this column reflect shares of Common Stock subject to options, which are currently exercisable or exercisable within 60 days of the Record Date.

(3)
In accordance with SEC regulations governing the determination of beneficial ownership of securities, the percentage of Common Stock beneficially owned by a person assumes that all OP Units held by the person are exchanged for Common Stock, that none of the OP Units held by other persons are so exchanged, that all options exercisable within 60 days of the Record Date to acquire Common Stock held by the person are exercised and that no options to acquire Common Stock held by other persons are exercised.

(4)	Depositary shares represent 1/100th of a share of the Company’s 6.75% Series C Cumulative Redeemable Perpetual Preferred Stock.

(5)	The 3,000 depositary shares are held in a margin account.

(6)
Includes 279,636 shares of Common Stock beneficially owned by Mr. Heneghan’s spouse and children, as to which Mr. Heneghan disclaims beneficial ownership. A portion of the depositary shares may be placed on margin.

(7)	Ms. Kelleher resigned effective December 31, 2012.

(8)
Includes 23,060 OP Units beneficially owned by Ms. Rosenberg, which are exchangeable into 23,060 shares of Common Stock. Also includes approximately 201,128 shares of Common Stock and 20,000 depositary shares beneficially owned by Ms. Rosenberg’s spouse, as to which Ms. Rosenberg disclaims beneficial ownership.

(9)	Mr. Zell does not have a pecuniary interest in 8,000 shares of Common Stock reported above held by the Helen Zell Revocable Trust, the trustee of which is Helen Zell, Mr. Zell’s spouse.
The number in the table includes 939,554 shares of Common Stock and 2,737,632 OP Units in which Mr. Zell has a pecuniary interest but with respect to which he does not have voting or dispositive power. These shares of Common Stock and OP Units are indirectly owned by trusts established for the benefit of Mr. Zell and his family, the trustee of which is Chai Trust. Mr. Zell is not an officer or director of Chai Trust and does not have voting or dispositive power with respect to such Common Stock or OP Units. Mr. Zell disclaims beneficial ownership of such 939,554 shares of Common Stock and 2,737,632 OP Units, except to the extent of his pecuniary interest therein.
Approximately 2.4 million OP Units as to which Mr. Zell does not have beneficial interest are pledged as security for certain loans. Approximately 2.6 million shares of Common Stock as to which Mr. Zell does not have beneficial interest are pledged as security for certain loans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Audit Committee is responsible for reviewing and approving all material transactions with any related party. Related parties include any of our directors or executive officers and their immediate family members. Our policy regarding related party transactions is outlined in the Company’s Business Ethics and Conduct Policy, a copy of which can be found on the Company’s website. Our Business Ethics and Conduct Policy requires all directors, officers and employees who may have a potential or apparent conflict of interest to immediately notify the Company’s Senior Vice President and General Counsel. Further, to identify related party transactions, we submit and require our directors and executive officers to complete Director and Officer Questionnaires identifying any transactions with us in which the director, executive officer, or their family members have an interest.
Corporate Headquarters
The Company leases office space from Two North Riverside Plaza Joint Venture Limited Partnership, an entity affiliated with Mr. Zell, the Company’s Chairman of the Board. Payments made in accordance with the lease agreement to this entity amounted to approximately $0.9 million, $1.0 million, and $0.5 million for the years ended December 31, 2012, 2011 and 2010, respectively. Only seven months of rent was paid during the year ended December 31, 2010 as the first five months of the year were included in the free rent provided by the landlord in connection with a new lease for the office space that commenced December 1, 2009.
Other
On October 18, 2012, Mr. Heneghan accepted an offer to become chief executive officer of Equity International, effective in February 2013, and he resigned as the Company’s CEO effective February 1, 2013. During the period from October 18, 2012 through February 1, 2013, Mr. Heneghan continued to serve as the Company’s CEO, but he also performed certain services for Equity International, an entity affiliated with Mr. Zell, the Company’s Chairman of the Board. The Company paid Mr. Heneghan his regular compensation through February 1, 2013. However, in consideration for the Company allowing Mr. Heneghan to perform certain services for Equity International during this period, the Company and Equity International agreed that Equity International would reimburse the Company for a portion of Mr. Heneghan’s compensation in the amount of $300,000, which payment the Company received in 2013.
STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING
Stockholder proposals intended to be presented at the 2014 Annual Meeting must be received by the Secretary of the Company no later than November 28, 2013, in order to be considered for inclusion in the Company’s proxy statement and on the proxy card that will be solicited by the Board in connection with the 2014 Annual Meeting.
In addition, if a stockholder desires to bring business before an Annual Meeting of Stockholders, which is not the subject of a proposal for inclusion in the Company’s proxy materials, the stockholder must follow the advance notice procedures outlined in the Company’s Bylaws. The Company’s Bylaws currently provide that in order for a stockholder to nominate a candidate for election as a director at an Annual Meeting or propose business for consideration at such Annual Meeting, notice must generally be given to the Secretary of the Company no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year’s Annual Meeting. The 2013 Annual Meeting was held on May 8, 2013. Therefore, if a stockholder desires to present a proposal for the 2014 Annual Meeting without seeking to include the proposal in the Company’s proxy materials, the Company must receive notice of the proposal no earlier than February 7, 2014 and no later than March 9, 2014. Copies of the Bylaws may be obtained from the Secretary of the Company by written request.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice, please notify us, by directing your request to: Equity LifeStyle Properties, Inc., Two North Riverside Plaza, Suite 800, Chicago, Illinois 60606; Attn: Kenneth Kroot, Secretary, Telephone: 312-279-1400. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker as specified above.

OTHER MATTERS
Pursuant to Maryland law and the Company’s Bylaws, the business transacted at the Special Meeting will be limited to the one Proposal described in this Proxy Statement and the Board knows of no other matters to be presented for stockholder action at the Special Meeting. If any other matter is properly presented at the Special Meeting or any adjournment or postponement thereof, the representatives holding proxies will vote as recommended by the Board of Directors, or if no recommendation is given, in their own discretion.
By Order of the Board of Directors

Kenneth A. Kroot
Senior Vice President, General Counsel
and Secretary

October ___, 2013
Chicago, Illinois

0

EQUITY LIFESTYLE PROPERTIES, INC.

TWO NORTH RIVERSIDE PLAZA, SUITE 800, CHICAGO, ILLINOIS 60606

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

As an alternate to completing this form, you may enter your vote instruction by telephone at 1-800-776-9437, and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned stockholder of Equity LifeStyle Properties, Inc., a Maryland corporation (the "Company"), hereby appoints SAMUEL ZELL and MARGUERITE NADER, or either of them, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company to be held on Monday, November 25, 2013, at 10:00 a.m. Central time (the "Meeting"), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" Proposal 1, and in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side.)

14475

SPECIAL MEETING OF STOCKHOLDERS OF

EQUITY LIFESTYLE PROPERTIES, INC.

November 25, 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/26115

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030000000000001000 3 112513

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. To amend the Company's charter to increase the number of shares of Common Stock the Company is authorized to issue from 100,000,000 to 200,000,000.	☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.